UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2019

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

CANADA	001-15254	98-0377957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.

Calgary, Alberta, Canada T2P 3L8

(Address of Principal Executive Offices) (Zip Code)

1-403-231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENB	NYSE

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting of Shareholders held on May 8, 2019, the holders of common shares of Enbridge Inc. (the “Corporation”) voted on: (1) 11 nominated directors to be elected to the Corporation’s board of directors (the “Board”) to serve until the close of the Corporation’s next annual meeting of shareholders or until their successors are elected; (2) the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent auditors until the close of the Corporation’s next annual meeting of shareholders at such remuneration to be fixed by the Board; (3) the Corporation’s 2019 Long Term Incentive Plan and the ratification of the grants of stock options thereunder; and (4) an advisory vote to approve the compensation of the Corporation’s named executive officers (a “Say on Pay vote”).  The proposals are further described in the Corporation’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 27, 2019 (the “Proxy Statement”).

The tables below set forth the number of votes cast for, against or withheld, and the number of abstentions and broker non-votes, for each matter voted by the Corporation’s shareholders.

1.                                      Election of Directors

The following individuals were elected to the Board.

Name of Nominee	Votes For	Percent	Votes Withheld	Percent	Broker Non- Votes
Pamela L. Carter	989,827,674	93.80	65,417,105	6.20	196,966,792
Marcel R. Coutu	927,127,374	87.86	128,117,406	12.14	196,966,791
Susan M. Cunningham	1,019,121,651	96.58	36,123,029	3.42	196,966.793
Gregory L. Ebel	934,784,290	88.58	120,460,460	11.42	196,966,821
J. Herb England	1,021,936,848	96.84	33,307,932	3.16	196,966,791
Charles W. Fischer	1,042,684,312	98.81	12,560,467	1.19	196,966,792
V. Maureen Kempston Darkes	1,017,852,119	96.46	37,392,657	3.54	196,966,795
Teresa S. Madden	1,044,466,466	98.98	10,778,312	1.02	196,966,793
Al Monaco	1,043,169,386	98.86	12,075,395	1.14	196,966,790
Dan C. Tutcher	1,039,987,266	98.55	15,257,513	1.45	196,966,792
Catherine L. Williams	1,013,397,232	96.03	41,847,550	3.97	196,966,789

Michael E.J. Phelps’ candidacy for re-election was withdrawn due to his passing on April 20, 2019.

2.                                      Appoint PricewaterhouseCoopers LLP as Independent Auditors

The shareholders approved the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent auditors until the close of the Corporation’s next annual meeting of shareholders at such remuneration to be fixed by the Board.

Votes For	Percent	Votes Against	Percent	Votes Withheld	Percent	Broker Non- Votes
1,199,598,948	95.82	49,081,019	3.92	3,247,514	0.26	0

3.                                      Approval of the Corporation’s 2019 Long Term Incentive Plan and Ratification of the Grants of Stock Options Thereunder

The shareholders approved, ratified and confirmed the Corporation’s 2019 Long Term Incentive Plan and the grants of stock options thereunder.

Votes For	Percent	Votes Against	Percent	Abstentions	Percent	Broker Non- Votes
928,203,444	87.96	122,001,775	11.56	5,039,301	0.48	196,966,830

4.                                      Advisory Vote to Approve Compensation of Named Executive Officers

The shareholders approved, on a non-binding advisory basis, the compensation of the Corporation’s named executive officers, as disclosed in the Proxy Statement.

Votes For	Percent	Votes Against	Percent	Abstentions	Percent	Broker Non- Votes
986,962,833	93.53	62,598,786	5.93	5,683,120	0.54	196,966,832

ITEM 8.01  Other Events.

On May 8, 2019, the Corporation issued a news release announcing the election of directors voting results from the 2019 Annual Meeting of Shareholders.  A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Exhibit Description
Exhibit 99.1	News Release dated May 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: May 9, 2019	By:	/s/ Tyler W. Robinson
Tyler W. Robinson Vice President & Corporate Secretary and Chief Compliance Officer (Duly Authorized Officer)